Filed pursuant to Rule 497(e)
File Nos. 333-17391; 811-07959

Shenkman Capital Floating Rate High Income Fund
Class F (SFHFX)
Institutional Class (SFHIX)

Shenkman Capital Short Duration High Income Fund
Class A (SCFAX)
Class C (SCFCX)
Class F (SCFFX)
Institutional Class (SCFIX)

(Each a “Fund,” together, the “Funds”)

Supplement dated July 2, 2026 to the Statutory Prospectus
and Statement of Additional Information (“SAI”), each dated January 28, 2026

At a regular meeting held on June 23, 2026, the Board of Directors of Shenkman Capital Management, Inc. (the “Advisor” or “Shenkman Capital”) took the next step in the Advisor’s decade-long strategic succession plan and approved the appointment of Justin W. Slatky as the Advisor’s President and Mark R. Shenkman as the Advisor’s Founder and Executive Chairman. The appointments are effective as of July 1, 2026. Justin W. Slatky remains responsible for overseeing all of the Advisor’s investment-related activities, as Chief Investment Officer, and Mark R. Shenkman remains deeply engaged in governance, shaping the firm’s strategic direction, and preserving the culture and principles that have defined Shenkman Capital for over four decades, and as of July 1, 2026, no longer serves as a portfolio manager of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund.

Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Brian C. Goldberg and David H. Lerner will continue to serve as the co-portfolio managers primarily responsible for the day-to-day management of the Shenkman Capital Floating Rate High Income Fund.

Justin W. Slatky, Jordan Barrow, Jeffrey Gallo, Nicholas Sarchese and Neil Wechsler will continue to serve as the co-portfolio managers primarily responsible for the day-to-day management of the Shenkman Capital Short Duration High Income Fund.

All references to Mark R. Shenkman as a portfolio manager in the Statutory Prospectus and SAI are hereby removed in their entirety, effective as of July 1, 2026.

Please retain this Supplement with your Statutory Prospectus and SAI for future reference.